STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Operating costs and expenses:
Research and development	$ (678)	$ (601)	$ (247)
General and administrative expenses	(618)	(676)	(609)
Operating loss	(1,296)	(1,277)	(856)
Financial incomes (expenses), net (Note 10b)	45	(3)	(29)
Loss	$ (1,251)	$ (1,280)	$ (885)
Loss per share:
Basic and diluted net loss per share	$ (0.13)	$ (0.13)	$ (0.10)
Total comprehensive income (loss)	$ (1,251)	$ (1,280)	$ (885)
Weighted average number of shares used in computing basic and diluted loss per share	9,878,861	9,878,861	8,839,965